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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 17, 2003

                          THE MIIX GROUP, INCORPORATED
   ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      DELAWARE                       001-14593                  22-3586492
 -----------------                ----------------          --------------------
  (State or Other                   (Commission             (IRS Employer
  Jurisdiction of                   File Number)            Identification No.)
  Incorporation)



                                TWO PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648
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            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           ---------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Items.

Reference is made to the press release dated July 22, 2003 and attached as
Exhibit 99.1 with respect to the renewal of Allen G. Sugerman's employment agreement as Chief Financial Officer and Treasurer of The MIIX Group, Inc. A copy of the employment agreement is attached as Exhibit 99.2.


Item 7.  Financial Statements, Pro-forma Financial Statements and Exhibits.

(c) Exhibits


Exhibit No.                         Description
-----------                         -----------

99.1                        Press Release dated July 22, 2003

99.2                        Employment Agreement of Allen G. Sugerman dated
                            July 17, 2003

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MIIX GROUP, INCORPORATED


                                                By: /s/ Patricia A. Costante
                                                   -----------------------------
                                                    Patricia A. Costante
                                                    Chairman and CEO


July 22, 2003


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                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------

99.1                        Press Release dated July 22, 2003

99.2                        Employment Agreement of Allen G. Sugerman dated
                            July 17, 2003


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